Exhibit 99.1
                       Tanger Factory Outlet Centers, Inc.

               Supplemental Operating and Financial Data for the

                             Quarter Ended 06/30/03

                                   Notice





For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents

Section


Portfolio Data:

Geographic Diversification                                                  4
Property Summary - Occupancy at End of Each Period Shown                    5
Major Tenants                                                               6
Lease Expirations                                                           7
Leasing Activity                                                            8


Financial Data:

Consolidated Balance Sheets                                                 9
Consolidated Statements of Operations                                      10
FFO and FAD Analysis                                                       11
Per Weighted Average Gross Leasable Area (GLA) Analysis                    12
Joint Venture Information                                                  13
Debt Outstanding Summary                                                   14
Future Scheduled Principal Payments                                        15


Investor Information                                                       16

Geographic Diversification

                                        As of June 30, 2003
----------------------------- -------------------- -------------- --------------
        State                     # of Centers            GLA          % of GLA
----------------------------- -------------------- -------------- --------------
Georgia                                 4              950,590             17%
New York                                1              729,238             13%
Texas                                   2              619,426             11%
Tennessee                               2              478,751              8%
Michigan                                2              437,651              8%
South Carolina (1)                      1              309,037              5%
Missouri                                1              277,562              5%
Iowa                                    1              277,230              5%
Pennsylvania                            1              255,059              4%
Louisiana                               1              245,199              4%
Florida                                 1              198,789              3%
North Carolina                          2              187,702              3%
Arizona                                 1              184,768              3%
Indiana                                 1              141,051              3%
Minnesota                               1              134,480              2%
California                              1              105,950              2%
Maine                                   2               84,313              2%
Alabama                                 1               79,575              1%
New Hampshire                           2               61,745              1%
----------------------------- -------------------- -------------- --------------
Total                                  28            5,758,116             100%
----------------------------- -------------------- -------------- --------------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.


Property Summary - Occupancy at End of Each Period Shown

----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
                                                       %              %               %             %               %
                                   Total GLA       Occupied       Occupied        Occupied      Occupied        Occupied
Location                            06/30/03       06/30/03       03/31/03        12/31/02       09/30/02       06/30/02
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                        729,238           100%            98%            100%            99%            99%
San Marcos, TX                       441,936            96%           100%            100%            98%            98%
Sevierville, TN                      384,193           100%           100%            100%           100%           100%
Commerce II, GA                      342,556            97%            93%             99%            96%            97%
Howell, MI                           325,231            99%            99%            100%           100%            n/a
Branson, MO                          277,562            99%            97%             99%           100%            98%
Williamsburg, IA                     277,230            98%            97%            100%            99%            98%
Myrtle Beach, SC (1)                 309,037           100%           100%            100%           100%           100%
Lancaster, PA                        255,059            96%            94%             98%            96%            96%
Locust Grove, GA                     248,854            99%            99%            100%           100%            98%
Gonzales, LA                         245,199            99%            97%             99%            98%            96%
Fort Myers, FL                       198,789            89%            97%             99%            97%            93%
Commerce I, GA                       185,750            71%            79%             90%            87%            90%
Casa Grande, AZ                      184,768            88%            89%             96%            90%            89%
Terrell, TX                          177,490            97%            96%            100%           100%            95%
Dalton, GA                           173,430            95%            93%             98%            98%            96%
Seymour, IN                          141,051            74%            74%             80%            80%            76%
North Branch, MN                     134,480            99%            99%            100%           100%           100%
West Branch, MI                      112,420            98%            95%            100%           100%            98%
Barstow, CA                          105,950            80%            72%             62%            57%            57%
Blowing Rock, NC                     105,448            90%            94%            100%           100%           100%
Pigeon Forge, TN                      94,558            97%            95%             97%            94%           100%
Nags Head, NC                         82,254           100%           100%            100%           100%           100%
Boaz, AL                              79,575            92%            95%             97%            91%            93%
Kittery I, ME                         59,694           100%           100%            100%           100%           100%
LL Bean, NH                           50,745            91%            91%            100%           100%           100%
Kittery II, ME                        24,619           100%           100%             94%            94%            94%
Clover, NH                            11,000           100%           100%            100%           100%           100%
Martinsburg, WV                          n/a            n/a            61%             69%            51%            57%
Bourne, MA                               n/a            n/a            n/a             n/a           100%           100%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Total                              5,758,116            96%            95%             98%            96%            96%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------


[GRAPH APPEAR HERE]

'03/03  '03/03  '12/02  '09/02  '06/02  '03/02  '12/01  '09/01  '06/01
  96%     95%     98%     96%     96%     95%     96%     95%     94%

                 Portfolio Occupancy at the End of Each Period


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

Major Tenants

--------------------------------------------------------------------------------
                         Ten Largest Tenants As of June 30, 2003
--------------------------------------------------------------------------------
                                                 # of
       Tenant                                   Stores       GLA    Total of GLA
------------------------------------------- ----------- ----------- -----------
The Gap, Inc.                                       36     371,196       6.5%
Phillips-Van Heusen                                 70     318,664       5.5%
Liz Claiborne                                       38     312,655       5.5%
Reebok International                                25     180,761       3.1%
Dress Barn, Inc.                                    20     143,512       2.5%
Sara Lee Corporation                                32     123,040       2.1%
Brown Group Retail                                  25     120,446       2.1%
Mikasa                                              15     117,936       2.0%
Polo Ralph Lauren                                   16     116,716       2.0%
VF Factory Outlet                                    4     105,697       1.8%
------------------------------------------- ----------- ----------- -----------
Total of All Listed Above                          281   1,910,623      33.1%
------------------------------------------- ----------- ----------- -----------




(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

Lease Expirations as of June 30, 2003

[GRAPH APPEARS HERE]

2003   2004   2005   2006   2007   2008  2009  2010  2011  2012  2013+
4.00% 23.00% 16.00% 16.00% 16.00% 12.00% 4.00% 1.00% 2.00% 3.00% 3.00%

                   Percentage of Total Gross Leasable Area (1)



[GRAPH APPEARS HERE]

2003    2004   2005   2006   2007   2008  2009  2010  2011  2012  2013+
3.00%  20.00% 17.00% 17.00% 19.00% 13.00% 3.00% 1.00% 2.00% 3.00% 2.00%

                  Percentage of Total Annualized Base Rent (1)


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.


Leasing Activity

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
                                                                                                                Year to
                                                         03/31/03       06/30/03      09/30/03     12/31/03       Date
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Re-tenanted Space:
    Number of leases                                           35             25                                      60
    Gross leasable area                                   138,468         68,903                                 207,371
    New base rent per square foot                          $16.89         $17.39                                  $17.06
    Prior base rent per square foot                        $16.38         $17.04                                  $16.59
    Percent increase in rent per square foot                 3.1%           2.1%                                    2.8%

Renewed Space:
    Number of leases                                          117             56                                     173
    Gross leasable area                                   538,506        238,833                                 777,339
    New base rent per square foot                          $13.35         $13.67                                  $13.45
    Prior base rent per square foot                        $13.19         $13.51                                  $13.29
    Percent increase in rent per square foot                 1.2%           1.2%                                    1.2%

Total Re-tenanted and Renewed Space:
    Number of leases                                          152             81                                     233
    Gross leasable area                                   676,974        307,736                                 984,710
    New base rent per square foot                          $14.07         $14.50                                  $14.21
    Prior base rent per square foot                        $13.84         $14.30                                  $13.98
    Percent increase in rent per square foot                 1.7%           1.4%                                    1.6%

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------




Consolidated Balance Sheets  (dollars in thousands)

-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
                                                          06/30/03         03/31/03          12/31/02        09/30/02      06/30/02
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
Assets
   Rental Property
       Land                                                $50,474          $51,274           $51,274         $52,345       $50,176
       Buildings                                           578,665          581,766           571,125         571,826       535,438
       Developments under construction                       2,490              --                --              --            --
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
   Total rental property                                   631,629          633,040           622,399         624,171       585,614
       Accumulated depreciation                           (185,071)        (180,996)         (174,199)       (168,327)     (161,612)
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
   Total rental property - net                             446,558          452,044           448,200         455,844       424,002
   Cash                                                        203              209             1,072             209           204
   Deferred charges - net                                    9,389            9,648            10,104          10,494        10,465
   Other assets                                             12,822           13,424            18,299          13,543        30,783
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
Total assets                                              $468,972         $475,325           477,675        $480,090      $465,454
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------

Liabilities & Shareholders' Equity
  Liabilities
    Debt
       Senior, unsecured notes                            $147,509         $148,009          $150,109        $155,609      $155,609
       Mortgages payable                                   173,188          173,811           174,421         175,018       175,603
       Lines of credit                                      11,890           19,319            20,475          16,269        26,625
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
    Total debt                                             332,587          341,139           345,005         346,896       357,837
    Construction trade payables                              8,010            7,560             3,310           4,041         4,141
    Accounts payable & accruals                             13,328           12,070            15,095          14,743        12,943
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
  Total liabilities                                        353,925          360,769           363,410         365,680       374,921
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
  Minority interest                                         26,231           23,245            23,630          23,727        19,326
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
  Shareholders' equity
    Preferred shares                                                              1                 1              1              1
                                                               --
    Common shares                                             103                93                90              90            80
    Paid in capital                                       167,034           165,641           161,192         160,589       138,177
    Distributions in excess of net income                 (78,224)          (74,324)          (70,485)        (69,672)      (66,619)
    Accum. other comprehensive loss                           (97)             (100)             (163)           (325)         (432)
 -------------------------------------------------- ---------------- ----------------- ---------------- --------------- ------------
  Total shareholders' equity                               88,816            91,311            90,635          90,683        71,207

-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------
Total liabilities & shareholders' equity                 $468,972          $475,325          $477,675        $480,090      $465,454
-------------------------------------------------- ---------------- ----------------- ---------------- --------------- -------------



Consolidated Statements of Operations  (dollars and shares in thousands)


--------------------------------------- ---------------------------------------------------- ------------ --------------------------
                                                         Three Months Ended                                          YTD
                                              06/03        03/03        12/02        09/02        06/02        06/03        06/02
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Revenues
   Base rentals                             $19,806      $19,622      $20,498      $18,673      $18,364      $39,428      $36,386
   Percentage rentals                           555          395        1,602          778          581          950        1,178
   Expense reimbursements                     8,456        8,430        8,601        7,361        7,275       16,886       14,515
   Other income                                 803          671        1,115        1,044          583        1,474        1,145
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                         29,620       29,118       31,816       27,856       26,803       58,738       53,224
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                        10,109        9,953       10,169        8,582        8,585       20,062       17,146
   General & administrative                   2,453        2,430        2,237        2,623        2,092        4,883        4,367
   Interest                                   6,556        6,724        7,042        7,171        7,118       13,280       14,247
   Depreciation & amortization                7,099        7,280        7,355        7,133        7,048       14,379       14,064
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                         26,217       26,387       26,803       25,509       24,843       52,604       49,824
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interest, discontinued
    operations and extraordinary item         3,403        2,731        5,013        2,347        1,960        6,134        3,400
Equity in earnings of unconsolidated
    joint ventures                              280           92          142          317          (75)         372          (67)
Minority interest                              (798)        (591)      (1,184)        (596)        (396)      (1,389)        (673)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income from continuing operations             2,885        2,232        3,971        2,068        1,489        5,117        2,660
Discontinued operations (1)                    (578)         (41)       1,189          240          605         (619)         879
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Net income                                    2,307        2,191        5,160        2,308        2,094        4,498        3,539
Less applicable preferred share
    dividends                                  (363)        (443)        (442)        (443)        (442)        (806)        (886)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Net income available to common
    shareholders                            $ 1,944      $ 1,748      $ 4,718      $ 1,865      $ 1,652      $ 3,692      $ 2,653
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Basic earnings per common share:
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations           $.26         $.19         $.39         $.20         $.13         $.46         $.22
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Net income                                  $.20         $.19         $.52         $.22         $.21         $.39         $.33
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Diluted earnings per common share:
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations           $.26         $.19         $.38         $.19         $.13         $.45         $.22
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Net income                                  $.20         $.19         $.51         $.22         $.20         $.38         $.33
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Weighted average common shares:
   Basic                                      9,590        9,181        9,047        8,269        8,015        9,387        7,982
   Diluted                                    9,809        9,408        9,279        8,490        8,229        9,615        8,135
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for property disposed of during the year have been reported above as discontinued operations for both the current and prior periods presented. Includes a loss on the sale of one real estate property of $735,000 for the three months and six months ended June 30, 2003 and a gain on the sale of one real estate property of $460,000 for the three months and six months ended June 30, 2002.


FFO and FAD Analysis  (dollars and shares in thousands)

--------------------------------------- ---------------------------------------------------- ------------ --------------------------
                                                         Three Months Ended                                          YTD
                                              06/03        03/03        12/02        09/02        06/02        06/03        06/02
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations:
   Net income                               $2,307       $2,191       $5,160       $2,308       $2,094       $4,498       $3,539
   Adjusted for -
      Extraordinary item                        --           --           --           --           --           --           --
      Minority interest                        798          591        1,184          596          396        1,389          673
      Minority interest, depreciation
        and amortization in
        discontinued operations               (143)          36          460          156          379         (107)         641
      Depreciation and amortization
        uniquely significant to
        real estate - wholly owned           7,026        7,206         7,284        7,056       6,974        14,232      13,917
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures           266          254           255          168          --           520          --
      Loss (Gain) on sale of real estate       735                     (1,242)          --        (460)          735        (460)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations                      $10,989       $10,278       $13,101     $10,284      $9,383       $21,267     $18,310
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations per share               $.82         $.78          $1.01       $ .84       $ .78         $1.60       $1.54
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution:
   Funds from operations                   $10,989      $10,278        $13,101     $10,284      $9,383       $21,267     $18,310
   Plus -
      Corporate depreciation
          excluded above                       73            74             71          77          75           147         148
      Amortization of finance costs           309           317            312         313         289           626         592
      Straight line rent adjustment            55            57             55          91          60           112         101
   Less -
      2nd generation tenant allowances       (387)       (1,417)          (455)       (136)       (429)       (1,804)     (1,635)
      Capital improvements                 (1,568)       (1,045)          (737)       (899)       (578)       (2,613)       (948)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution           $9,471        $8,264        $12,347      $9,730      $8,800       $17,735     $16,568
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution
   per share                                 $.71          $.63           $.95        $.79        $.73         $1.33       $1.39
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Dividends paid per share                    $.615        $.6125         $.6125      $.6125      $.6125       $1.2275     $1.2225
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
FFO payout ratio                              75%           79%            61%         73%         79%           77%         79%
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
FAD payout ratio                              87%           97%            64%         78%         84%           92%         88%
Diluted weighted average common
   Shares                                  13,432        13,164         13,035      12,245      11,985        13,304      11,892
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------



Per Weighted Average Gross Leasable Area (GLA) Analysis

--------------------------------------- ---------------------------------------------------- ------------ --------------------------
                                                         Three Months Ended                                          YTD
                                               06/03        03/03        12/02        09/02        06/02        06/03        06/02
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
GLA open at end of period  -
    Wholly owned (000's)                       5,449        5,497        5,469        5,493        5,167         5,449       5,167
    Partially owned (000's) (1)                  309          260          260          260          260           309         260
    Managed properties (000's)                   457          457          457          434          105           457         105
Total GLA open at end of period                6,215        6,214        6,186        6,187        5,532         6,215       5,532
Weighted average GLA (000's) (2)               5,448        5,443        5,420        5,173        5,094         5,445       5,094
End of period occupancy (1)                      96%          95%          98%          96%          96%           96%         96%

               PER SQUARE FOOT
Revenues
   Base rentals                                $3.64        $3.61        $3.78        $3.61        $3.61        $7.24        $7.14
   Percentage rentals                            .10          .07          .30          .15          .11          .18          .23
   Expense reimbursements                       1.55         1.55         1.59         1.42         1.43         3.10         2.85

   Other income                                  .15          .12          .20          .20          .11          .27          .23
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                            5.44         5.35         5.87         5.38         5.26        10.79        10.45
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                           1.86         1.83         1.88         1.66         1.69         3.68         3.36
   General & administrative                      .45          .45          .41          .51          .41          .90          .86
   Interest                                     1.20         1.23         1.30         1.38         1.40         2.44         2.80
   Depreciation & amortization                  1.30         1.34         1.36         1.38         1.38         2.64         2.76
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                            4.81         4.85         4.95         4.93         4.88         9.66         9.78
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest, discontinued operations and
extraordinary item                              $.63         $.50         $.92         $.45         $.38        $1.13         $.67
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Total revenues less property operating
and general & administrative
expenses ("NOI")                               $3.13        $3.07        $3.58        $3.21        $3.16        $6.21        $6.23
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(2) Represents GLA of wholly owned operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

                                       12


Joint Venture Information -

Summary Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
                                                         06/30/03     03/31/03      12/31/02      09/30/02     06/30/02
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Assets
   Investment properties at cost - net                    $35,439      $34,670       $32,153       $31,560      $28,968
   Cash and cash equivalents                                  634          100           514           510          226
   Deferred charges - net                                   1,872        1,790         1,751         1,676        1,591
   Other assets                                             1,995        1,500         1,491         1,503        1,384
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total assets                                              $39,940      $38,060       $35,909       $35,249      $32,169
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Liabilities & Owners' Equity
    Mortgage payable                                      $28,692      $25,705       $25,513       $21,555      $18,058
    Construction trade payables                             1,026        1,729         1,644         4,222        3,530
    Accounts payable & other liabilities                      828          868           522           756        1,927
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities                                          30,546       28,302        27,679        26,533       23,515
Owners' equity                                              9,394        9,758         8,230         8,716        8,654
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities & owners' equity                        $39,940      $38,060       $35,909       $35,249      $32,169
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------


Summary Statements of Operations  (dollars in thousands)

------------------------------------------ -------------------------------------------- ----------- ---------------------
                                                         Three Months Ended                                  YTD
                                                06/03      03/03      12/02      09/02      06/02      06/03      06/02
------------------------------------------ -------------------------------------------- ----------- ---------------------
Revenues                                       $2,158     $1,727     $1,700     $2,178       $225     $3,885       $241
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
Expenses
   Property operating                             782        704        609        930        385      1,486        385
   General & administrative                         3         17         13         --         --         20         --
   Interest                                       294        325        322        256         --        619         --
   Depreciation & amortization                    552        528        536        348         --      1,080         --
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
     Total expenses                             1,631      1,574      1,480      1,534        385      3,205        385
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
Net income                                       $527       $153       $220       $644      $(160)      $680      $(144)
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------

Tanger Factory Outlet Centers, Inc.
     Share of:
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
       Total revenues less property
       operating and general &
       administrative expenses ("NOI")           $687       $503        $539      $624      $(80)      $1,190      $(72)
       Net income                                $280        $92        $142      $317      $(75)        $372      $(67)
       Depreciation (real estate related)        $266       $254        $255      $168        --         $520        --
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------



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


Debt Outstanding Summary  (dollars in thousands)

--------------------------------------------------------------------------------------------------------
                                                   As of June 30, 2003
--------------------------------------------------------------------------------------------------------

                                            Principal              Interest                Maturity
                                             Balance                 Rate                    Date
----------------------------------------- -------------- ------------------------------ ----------------
Mortgage debt
   Lancaster, PA                                $14,351             9.770%                 04/10/05
   Commerce I, GA                                 8,056             9.125%                 09/10/05
   Branson, MO                                   24,000          Libor + 1.75%             03/26/06
   Commerce II, GA                               29,500          Libor + 1.75%             03/26/06
   Dalton, GA                                    11,030             7.875%                 04/01/09
   Kittery I, ME                                  6,276             7.875%                 04/01/09
   San Marcos I, TX                              18,735             7.875%                 04/01/09
   San Marcos II, TX                             18,894             7.980%                 04/01/09
   West Branch, MI                                7,002             7.875%                 04/01/09
   Williamsburg, IA                              19,250             7.875%                 04/01/09
   Blowing Rock, NC                               9,588             8.860%                 09/01/10
   Nags Head, NC                                  6,506             8.860%                 09/01/10
----------------------------------------- -------------- ------------------------------ ----------------
Total mortgage debt                             173,188
----------------------------------------- -------------- ------------------------------ ----------------

Corporate debt
   Unsecured credit facilities                   11,890    Libor + (1.60% to 1.75%)        06/30/05
   1997 Senior unsecured notes                   47,509             7.875%                 10/24/04
   2001 Senior unsecured notes                  100,000             9.125%                 02/15/08
----------------------------------------- -------------- ------------------------------ ----------------
Total corporate debt                            159,399
----------------------------------------- -------------- ------------------------------ ----------------
Total debt                                     $332,587
----------------------------------------- -------------- ------------------------------ ----------------


Future Scheduled Principal Payments (dollars in thousands)

-------------------------------------------------------------------------------
                                As of June 30, 2003
-------------------------------------------------------------------------------
                             Scheduled                              Total
                            Amortization        Balloon            Scheduled
          Year                Payments          Payments           Payments
------------------------- ---------------- ----------------- ------------------
2003                             $1,286              --              $1,286
2004                              2,740          47,509              50,249
2005 (1)                          2,524          32,466              34,990
2006                              2,168          53,500              55,668
2007                              2,349              --               2,349
2008                              2,545         100,000             102,545
2009                                967          70,474              71,441
2010                                181          13,878              14,059
2011                                 --              --                  --
2012                                 --              --                  --
2013 & thereafter                    --              --                  --
------------------------- ---------------- ----------------- ------------------
                                $14,760        $317,827            $332,587
------------------------- ---------------- ----------------- ------------------

(1) Balloon payments in 2005 include $11,890 relating to amounts outstanding under the unsecured credit facilities.

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-3010 ext 6865
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
          ---------------------------
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408


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